Exhibit 99.1

Ensco plc Fleet Status Report 19 August 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth’ (1)	Customer/Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Deepwater

North & South America (excluding Brazil) - See Definitions and Disclaimers
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	High 480s	U.S. Gulf of Mexico	Jun. 16	Plus cost adjustments

ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Eligible for bonus opportunity up to 17%, plus costs adjustments.

ENSCO 8500	Semisubmersible DP	8500/10000	Eni/ Anadarko	Mid 290s	U.S. Gulf of Mexico	Aug. 13	Lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term, which equals approx. $31,000 per day. Plus cost adjustments and four 1-year same-rate options

ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/ Noble Energy	Mid 370s	U.S. Gulf of Mexico	Jun. 13	Currently allocated to Noble. For Nexen’s allocation of rig time, see U.S. Gulf of Mexico on Definitions and Disclaimers page. Mob and upgrade costs are reimbursed by Noble and Nexen at approx. $19,000 per day over primary contract term. Plus cost adjustments and unpriced options

ENSCO 8502	Semisubmersible DP	8500/10000	Nexen	High 480s	U.S. Gulf of Mexico	Jun. 13	Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrades amortized over 2-year term contract. Plus cost adjustments

ENSCO 8503(2)	Semisubmersible DP	8500/10000	Tullow/ Cobalt	High 430s	French Guiana	Sep. 11	Then estimate 25 day demob at 75% of day rate (i.e. mid 320s). Then 21 days at special Cobalt rate of low 210s for upgrades. Then expect to commence original 2-year term contract with Cobalt in U.S. Gulf of Mexico, low 530s, plus reimbursable expenses and upgrades to be amortized over Cobalt’s primary contract term of approx. $54,000 per day once term contract commences

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 540s	Brazil	May 16	Plus cost adjustments

ENSCO 7500	Semisubmersible DP	8000	Contracted/sea trials		Brazil	Oct. 11	Next to Petrobras to May 14, low 320s. Eligible for bonus opportunity up to 5%. Plus mob and upgrade costs to be amortized over contract at approx. $20,000 per day. Plus cost adjustments

ENSCO 6001	Semisubmersible - DP Amethyst 2	5000/5600	Petrobras	Mid 270s	Brazil	Jun. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments

ENSCO 6002	Semisubmersible - DP Amethyst 2	5600	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments

ENSCO 6003	Semisubmersible - DP Amethyst 2	5600/5700	Petrobras	High 310s	Brazil	Jan. 17	Planned shipyard work in 3Q 11 for approx. 50 days. Eligible for bonus opportunity up to 15%, plus cost adjustments

ENSCO 6004	Semisubmersible - DP Amethyst 2	5700	Petrobras	High 310s	Brazil	Oct. 16	Eligible for bonus opportunity up to 15%, plus cost adjustments

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Mid 270s	Israel	Oct. 11	Plus cost adjustments and five 1-well same price options

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 190s	Angola	Dec. 14	Rate increases mid Dec. 11, low 350s. Anticipate two months planned downtime at zero rate in 2012. Plus options and cost adjustments. Eligible for bonus opportunity up to 7% to Dec. 11 and thereafter up to 5%

ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Mid 460s	Angola	Jul. 13	Eligible for bonus opportunity up to 5%, plus cost adjustments

ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	Shipyard		Angola	Sep. 11	Next to Maersk in Angola to Mar. 12, mid 270s. Plus one 1-well same price option. Then to PetroSA in South Africa to Mar. 14, mid 270s. Plus two 1-well options, low 320s

Ensco plc Fleet Status Report 19 August 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth’ (1)	Customer/ Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Deepwater

Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Contracted/mob/sea trials		En route to Brunei	Sep. 11	Next to TOTAL to Mar. 12, mid 420s. Plus options. Mob and upgrade costs to be amortized over contract at approx. $94,000 per day

Under Construction - uncontracted
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	4Q11

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	2H13

ENSCO 8505	Semisubmersible DP	8500/10000	Under construction		Singapore	1H12

ENSCO 8506	Semisubmersible DP	8500/10000	Under construction		Singapore	2H12

(1)	For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2)

While ENSCO 8503 has earned a sublet day rate since its successful completion of acceptance testing, the original two-year contract has not yet commenced. Therefore, mobilization from the shipyard and other related reimbursements are not yet being recognized in revenue.

Ensco plc Fleet Status Report 19 August 2011

Segment / Region / Rig	Design	Water Depth’ (1)	Customer/ Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Midwater

Brazil
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras	Low 240s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments

ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Mid 260s	Brazil	Nov. 13	Rate changes Nov. 11 to low 200s and Nov. 12 to low 220s

ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Mid 260s	Brazil	Nov. 13	Rate changes Nov. 11 to low 220s and Nov. 12 to mid 230s

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Petrobras	Mid 230s	Brazil	Apr. 13	Eligible for bonus opportunity up to 10%, plus cost adjustments

ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Low 150s	Brazil	Feb. 12	Currently outfitted for workover activity. Eligible for bonus opportunity up to 18%, plus cost adjustments

Middle East & Africa
ENSCO 5003	Semisubmersible - Conv Aker H-3	1000	Shipyard		South Africa	Sep. 11	Next to SOCO in Congo to Dec. 11, mid 180s. Plus one 1-well same rate option

Ensco plc Fleet Status Report 19 August 2011

Segment / Region / Rig	Design	Water Depth’	Customer/ Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico - See Definitions and Disclaimers
ENSCO 59	F&G	300	Cold stacked		Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Low 100s	Gulf of Mexico	Jan. 12	Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Low 100s	Gulf of Mexico	Oct. 11

ENSCO 81	MLT 116-C	350	Available	-------------	Gulf of Mexico	------------
ENSCO 82	MLT 116-C	300	Chevron	High 70s	Gulf of Mexico	Jan. 12	Day rate does not include certain extra reimbursable costs
ENSCO 86	MLT 82 SD-C	250	Apache	Low 60s	Gulf of Mexico	Jan. 12	Rate increases Sep. 11, mid 60s
ENSCO 87	MLT 116-C	350	Apache	Low 80s	Gulf of Mexico	Oct. 11
ENSCO 90	MLT 82 SD-C	250	Arena Energy	High 50s	Gulf of Mexico	Nov.11	Rate increases Sep. 11, low 60s
ENSCO 99	MLT 82 SD-C	250	Available	--------------	Gulf of Mexico	------------
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	High 70s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Nov. 11)
ENSCO 93	MLT 82 SD-C	250	Pemex	High 80s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Oct. 11)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments

Europe & Mediterranean

North Sea
ENSCO 70	Hitachi K1032N	250	PA Resources	High 80s	Denmark	Sep. 11	Next to Tullow to Dec. 11, low 90s. Then to RWE Dea to Dec. 12, high 80s, Plus five 1-well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Mar. 12	Plus three 1-year options at escalating day rates
ENSCO 72	Hitachi K1025N	225	Maersk	High 80s	Denmark	Jun. 12	Plus three 1-year options at escalating day rates
ENSCO 80	MLT 116-CE	225	Tullow	High 80s	UK	Sep.11	Next to Wintershall to Feb. 12, low 90s, plus one 1-well unpriced option deferred to after EOG. Then to Dana to May. 12, low 100s. Then to Perenco to Aug. 12, mid 90s, plus one 1-well same rate option. Then to EOG to Feb. 13, high 90s, plus one 2-well unpriced option
ENSCO 92	MLT 116-C	225	E.ON	Low 100s	UK	Sep. 11	Next to Ithaca to Oct. 11, low 100s. Then to RWE Dea to Jul. 12, high 80s. Plus three 1-well unpriced options

ENSCO 100	MLT 150-88-C	350	E.ON	Mid 130s	UK	Mar. 12	Plus three 1-well unpriced options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 170s	UK	Mar. 12	Plus cost adjustments and one unpriced option
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16	Rate firm for 8 wells (est. 3 years) thereafter at mutually agreed rate. Plus unpriced options

Mediterranean
ENSCO 85	MLT 116-C	300	PA Resources	Mid 90s	Tunisia	Sep.11

Ensco plc Fleet Status Report 19 August 2011

Segment / Region / Rig	Design	Water Depth’	Customer/ Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Jackups

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/Bunduq	High 50s	UAE	Feb. 12	Plus cost adjustments and well-to-well unpriced options
ENSCO 58	F&G	250	Saudi Aramco	Mid 60s	KSA	Dec. 13	Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Planned shipyard upgrade late Sep. 11 for approx. 40 days at zero rate. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Contracted/ shipyard		Bahrain	Oct. 11	Next to Saudi Aramco to Dec. 14, low 60s. Planned shipyard upgrade mid 2012 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Mar. 12	Plus multiple options at escalating rates
ENSCO 91	Hitachi	270	Saudi Aramco	High 60s	KSA	Jul. 14	Planned shipyard upgrade late Feb. 12 for approx. 90 days at zero rate. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Jan. 13	Plus multiple options at escalating rates
ENSCO 96	Hitachi 250-C	250	Contracted/ shipyard		Bahrain	Oct. 11	Next to Saudi Aramco to Dec. 14, low 60s. Planned shipyard upgrade mid 2012 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Contracted/ shipyard		Bahrain	Oct. 11	Next to Saudi Aramco to Dec. 14, low 60s. Planned shipyard upgrade mid 2012 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
Pride Hawaii	Levingston	300	Cold stacked		Bahrain
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain

Africa
ENSCO 61	Levingston	300	Perenco	High 80s	Cameroon	Dec. 11	Plus two 1-well same rate options

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70s	Malaysia	Apr. 13	Plus one 1-year unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	Murphy	Mid 70s	Malaysia	Sep. 11	Expect to work to Oct. 11, high 70s. Then expect to work to Dec. 11, high 70s.
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Planned shipyard inspection mid Aug. 11 for approx. 2 weeks. Plus one 6-month unpriced option

ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 120s	Enroute to Singapore	Aug. 11	Next to shipyard for planned upgrade, inspection and mob to Oct. 11 at zero rate. Then to Apache in Australia to Oct. 12, mid 140s. Upgrades amortized over Apache’s 1-year term contract of approx. $3,000 per day. Plus one 1-year unpriced option
ENSCO 105	KFELS MOD V-B	400	Talisman	Mid 120s	Malaysia	Aug. 12	Two 1-year unpriced options. Upgrades amortized over Talisman’s primary contract term of approx. $6,000 per day

ENSCO 106	KFELS MOD V-B	400	Newfield	Low 120s	Malaysia	Oct. 12	Upgrades amortized over Newfield’s remaining contract term of approx. $4,000 per day
ENSCO 107	KFELS MOD V-B	400	Premier Oil	Low 110s	Vietnam	Jan. 12	Plus five 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	TOTAL	High 120s	Brunei	Jan. 12	Next planned shipyard inspection for approx. 2 weeks
ENSCO 109	KFELS MOD V- Super B	350	Apache	Low 150s	Australia	Oct. 11	Plus cost adjustments. Next planned shipyard inspection approx. 10 days. Then 10-day mob to PTTEP, low 100s, then work to Mar. 12, mid 160s

Under Construction - uncontracted
TBD 1	KFELS Super A	400	Under construction		Singapore	2Q13
TBD 2	KFELS Super A	400	Under construction		Singapore	4Q13

Ensco plc Fleet Status Report 19 August 2011

Rig	Design	Water Depth’ (1)	Customer/Status	Day Rate $000’s US	Location	Est. Avail / Contract Change	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 70s	Angola	Apr. 15
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 80s	U.S. Gulf of Mexico	Jan. 12	Plus five 1-year Unpriced options

Barge Rig
ENSCO I	Barge Rig		Cold stacked		Singapore

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to Pride’s drilling contracts in place on the 31 May 2011 acquisition date. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Rig Names. Upon completion of the merger with Pride International, Inc., we intend to rename Pride’s fleet in accordance with our naming convention. We are in the process of completing these name changes, some of which may not be completed for some time. For purposes of our Fleet Status Report, we are using the new names even when the name change has not been completed. Below is a legend showing the name changes.

Legend of Ensco rig names to Pride International rig names

ENSCO DS-1	Pride Africa	ENSCO 6000	Pride South America	ENSCO 5002	Pride Sea Explorer	ENSCO 61	Pride Cabinda
ENSCO DS-2	Pride Angola	ENSCO 6001	Pride Carlos Walter	ENSCO 5003	Pride South Seas	ENSCO 91	Pride Montana
ENSCO DS-3	Deep Ocean Ascension	ENSCO 6002	Pride Brazil	ENSCO 5004	Pride Venezuela	Pride Hawaii	Pride Hawaii
ENSCO DS-4	Deep Ocean Clarion	ENSCO 6003	Pride Rio de Janeiro	ENSCO 5005	Pride South Atlantic	Pride Pennsylvania	Pride Pennsylvania
ENSCO DS-5	Deep Ocean Mendocino	ENSCO 6004	Pride Portland	ENSCO 5006	Pride North America	Pride Wisconsin	Pride Wisconsin
ENSCO DS-6	Deep Ocean Molokai	ENSCO 5000	Pride Mexico	ENSCO 58	Pride North Dakota
ENSCO DS-7	Deep Ocean Marquesas	ENSCO 5001	Pride South Pacific	ENSCO 59	Pride Tennessee

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig dayrates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the continued impact of the Macondo well incident; governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

U.S. Gulf of Mexico. Certain Ensco rigs in the U.S. Gulf of Mexico have been and may be further affected by the regulatory developments and other actions that have or may be imposed by the U.S. Department of the Interior. Ensco rig utilization and day rates have been negatively influenced due to regulatory requirements and delays in our customers’ ability to secure drilling and associated permits. Current or future NTLs or other directives, legislation or regulations may further impact our customers' ability to obtain permits and commence or continue deep- or shallow-water operations in the U.S. Gulf of Mexico. We continue to work with our customers on mutually agreeable contingency plans for our deepwater rigs in the U.S. Gulf of Mexico. In certain cases, we have negotiated reduced day rates with existing customers and/or sublet agreements with other customers in the U.S. Gulf of Mexico or elsewhere.

Ensco has rejected all force majeure notices received since the Macondo well incident as invalid under the terms of the applicable drilling contracts. During mid-December 2010, Ensco received a force majeure notice from Nexen regarding ENSCO 8501. Following delivery of the force majeure notice, Nexen only paid the $280,000 force majeure rate (75% of the mid-$370,000 invoiced applicable day rate at the time) under recent invoices. Ensco, in turn, notified Nexen that it is in default, which Nexen has denied. Ensco has commenced litigation to resolve the dispute.

The full impact of the government’s actions and the regulations discussed in this note and potential new regulatory, legislative or permitting requirements has not yet been determined, but could have a further material adverse effect upon our results of operations.